                                                                    EXHIBIT 99.1


                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CORTIFICATES
                                 SERIES 1998-8

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements to be transferred to the Trust on December 21, 1998. The information below includes the Subsequent Contracts described in the Prospectus Supplement dated October 28, 1998 to the prospectus date July 22, 1998, as supplemented November 30, 1998. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

            GEOGRAPHICAL DISTRIBUTION OF SUBSEQUENT CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama.................          138             4.37%       $    5,158,660.61      2.96%
Arizona.................           31              .98             1,603,946.25       .92
Arkansas................           54             1.71             2,013,258.20      1.16
California..............           26              .82             1,061,759.74       .61
Colorado................           79             2.50             5,021,776.27      2.88
Connecticut.............            2              .06               133,313.14       .08
Delaware................            9              .29               441,530.61       .25
Florida.................          143             4.53             8,277,929.27      4.75
Georgia.................          184             5.84             9,713,563.41      5.58
Idaho...................           14              .44               892,510.01       .51
Illinois................           39             1.24             1,513,716.14       .87
Indiana.................          103             3.26             5,953,682.53      3.42
Iowa....................           15              .48               634,368.15       .36
Kansas..................           46             1.46             2,084,163.32      1.20
Kentucky................           97             3.07             5,026,783.34      2.89
Louisiana...............           85             2.69             3,051,183.86      1.75
Maine ..................           60             1.90             3,900,211.63      2.24
Maryland................            6              .19               257,685.19       .15
Massachusetts...........            2              .06               122,263.14       .07
Michigan................          205             6.51            13,262,352.34      7.62
Minnesota...............           30              .95             1,336,021.86       .77
Mississippi.............           61             1.93             2,456,482.72      1.41
Missouri................           85             2.69             3,552,351.62      2.04
Montana.................            8              .25               379,443.04       .22
Nebraska................            7              .22               476,984.12       .27
Nevada..................           13              .41             1,181,171.79       .68
New Hampshire...........           15              .48               740,286.10       .43
New Jersey..............            1              .03                57,008.82       .03
New Mexico..............           70             2.22             4,382,658.95      2.52
New York................           91             2.88             6,105,327.98      3.51
North Carolina..........          498            15.79            31,047,265.45     17.82
North Dakota............            2              .06                77,030.00       .04
Ohio....................           68             2.16             4,483,267.68      2.57
Oklahoma................           92             2.92             3,732,675.19      2.14
Oregon..................           50             1.58             4,304,032.91      2.47
Pennsylvania............           35             1.11             2,015,170.77      1.16
South Carolina..........          188             5.97             9,942,427.15      5.71
South Dakota............            6              .19               244,750.06       .14
Tennessee...............          100             3.17             4,656,511.07      2.67
Texas...................          218             6.92            10,151,996.09      5.83
Utah....................            6              .19               361,147.80       .21
Vermont.................           14              .44             1,119,592.40       .64
Virginia................           34             1.08             1,637,169.66       .94
Washington..............           73             2.31             7,112,385.29      4.08
West Virginia...........           27              .86             1,236,441.68       .71
Wisconsin...............           12              .38               566,902.26       .33
Wyoming.................           13              .41               679,587.95       .39
                               ------           ------        -----------------    ------
**Totals................        3,155           100.00%       $  174,160,747.56    100.00%
                               ======           ======        =================    ======

                 YEARS OF ORIGINATION OF SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1987....................            2                     $     18,593.42                               .01
1988....................            0                                 .00                               .00
1989....................            0                                 .00                               .00
1990....................            1                           25,148.83                               .01
1991....................            1                           15,680.78                               .01
1992....................            1                            8,824.76                               .01
1993....................            1                           12,267.02                               .01
1994....................            3                          147,824.76                               .08
1995....................            6                          375,587.33                               .22
1996....................            9                          505,310.77                               .29
1997....................           41                        3,595,535.11                              2.06
1998....................        3,090                      169,455,975.28                             97.30
                                -----                     ---------------                            ------
   Total................        3,115                     $174,160,747.56                            100.00%
                                =====                     ===============                            ======


(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                  DISTRIBUTION OF SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......             44                          $    332,151.15                                  .19%
    Between $10,000 and
     $19,999................            158                             2,407,669.60                                 1.38
    Between $20,000 and
     $29,999................            388                             9,953,500.44                                 5.72
    Between $30,000 and
     $39,999................            505                            17,516,652.98                                10.06
    Between $40,000 and
     $49,999................            407                            18,259,741.44                                10.48
    Between $50,000 and
     $59,999................            418                            22,888,673.35                                13.14
    Between $60,000 and
     $69,999................            328                            21,279,463.33                                12.22
    Between $70,000 and
     $79,999................            314                            23,497,174.17                                13.49
    Between $80,000 and
     $89,999................            232                            19,610,255.49                                11.26
    Between $90,000 and
     $99,999................            157                            14,906,215.29                                 8.56
    Between $100,000 and
     $109,999...............            103                            10,748,948.84                                 6.17
    Between $110,000 and
     $119,999...............             37                             4,243,421.84                                 2.44
    Between $120,000 and
     $129,999...............             36                             4,459,826.29                                 2.56
    Between $130,000 and
     $139,999...............             17                             2,288,717.64                                 1.31
    Between $140,000 and
     $149,999...............              6                               865,719.65                                  .50
    Between $150,000 and
     $159,999...............              1                               157,018.16                                  .09
    Between $160,000 and
     $169,999...............              1                               162,019.94                                  .09
    Between $170,000 and
     $179,999...............              0                                      .00                                  .00
    Between $180,000 and
     $189,999...............              1                               183,763.89                                  .11
    Between $190,000 and
     $199,999...............              1                               194,628.97                                  .11
    Between $200,000 and
     $249,999...............              1                               205,185.10                                  .12
                                      -----                          ---------------                               ------
       Total................          3,115                          $174,160,747.56                               100.00%
                                      =====                          ===============                               ======

--------
(1) The largest original Contract amount is $205,299.57, which represents .12% of the aggregate principal balance of the Subsequent Contracts as of the Cut-off Date.

                           DISTRIBUTION OF SUBSEQUENT
                        LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           133                     $  6,303,064.60                       3.62%
   61% to 65%................            38                        1,793,059.89                       1.03
   66% to 70%................            73                        4,313,372.07                       2.48
   61% to 75%................           107                        6,706,039.34                       3.85
   61% to 80%................           266                       14,862,608.28                       8.53
   61% to 85%................           386                       22,922,963.33                      13.16
   86% to 90%................         1,121                       62,652,709.75                      35.98
   91% to 95%................           924                       49,166,181.47                      28.23
     Over 95%................           107                        5,440,748.83                       3.12
                                      -----                     ---------------                     ------
   Total.....................         3,155                     $174,160,747.56                     100.00%
                                      =====                     ===============                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                            SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........             2                $    155,338.79                         .09%
 5.00001% to  6.00000%.......            28                   2,326,465.31                        1.34
 6.00001% to  7.00000%.......           735                  57,779,333.58                       33.17
 7.00001% to  8.00000%.......           450                  30,065,753.34                       17.26
 8.00001% to  9.00000%.......           593                  34,163,354.00                       19.62
 9.00001% to 10.00000%.......           466                  21,371,405.94                       12.27
10.00001% to 11.00000%.......           469                  17,286,153.73                        9.93
11.00001% to 12.00000%.......           271                   8,173,016.27                        4.69
12.00001% to 13.00000%.......            91                   2,110,025.39                        1.21
13.00001% to 14.00000%.......            37                     610,202.04                         .35
14.00001% to 15.00000%.......             0                            .00                         .00
15.00001% to 16.00000%.......            11                     100,947.32                         .06
16.00001% to 17.00000%.......             2                      18,751.85                         .01
Over 17.00000%                            0                            .00                         .00
                                      -----                ---------------                      ------
   Total................              3,155                $174,160,747.56                      100.00%
                                      =====                ===============                      ======

              REMAINING MONTHS TO MATURITY OF SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                0                 $          0.00                           .00%
   31 to  60.................               33                      362,186.29                           .21
   61 to  90.................               40                      609,616.65                           .35
   91 to 120.................               90                    1,830,752.64                          1.05
  121 to 150.................               20                      420,021.27                           .24
  151 to 180.................              205                    6,050,287.71                          3.47
  181 to 210.................                3                       94,352.02                           .05
  211 to 240.................              326                   11,523,345.61                          6.62
  241 to 270.................                5                      248,417.37                           .14
  271 to 300.................              174                    6,806,877.43                          3.91
  301 to 330.................                4                      240,325.82                           .14
  331 to 360.................            2,255                  145,974,564.75                         83.82
                                         -----                 ---------------                        ------
   Total.....................            3,115                 $174,160,747.56                        100.00%
                                         =====                 ===============                        ======

Set forth below is information regarding the combined pool of Initial, Additional and Subsequent Contracts transferred to the Trust on December 3, 1998 and December 21, 1998. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

             GEOGRAPHICAL DISTRIBUTION OF INITIAL, ADDITIONAL AND
                         SUBSEQUENT CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama.................        2,127             6.43%       $   74,342,370.12      5.51%
Alaska..................            2             0.01               188,589.61      0.01
Arizona.................          649             1.96            26,837,007.17      1.99
Arkansas................          683             2.06            22,710,451.07      1.68
California..............          794             2.40            32,170,216.18      2.38
Colorado................          711             2.15            35,092,434.62      2.60
Connecticut.............           17             0.05               710,355.85      0.05
Delaware................          170             0.51             6,241,728.36      0.46
Florida.................        1,836             5.55            80,309,589.72      5.95
Georgia.................        1,919             5.80            76,975,977.87      5.70
Hawaii..................            1             0.00                18,361.74      0.00
Idaho...................          174             0.53             8,572,894.54      0.64
Illinois................          539             1.63            19,247,332.88      1.43
Indiana.................          885             2.67            37,211,868.06      2.76
Iowa....................          483             1.46            15,649,119.19      1.16
Kansas..................          447             1.35            17,648,271,83      1.31
Kentucky................          855             2.58            30,959,450.99      2.29
Louisiana...............          791             2.39            26,235,747.91      1.94
Maine ..................          301             0.91            15,070,247.34      1.12
Maryland................          116             0.35             3,986,143.64      0.30
Massachusetts...........           26             0.08               813,530.37      0.06
Michigan................        1,732             5.23            84,016,643.41      6.22
Minnesota...............          674             2.04            22,817,151.31      1.69
Mississippi.............          782             2.36            26,789,681.64      1.98
Missouri................          929             2.81            30,253,412.33      2.24
Montana.................          262             0.79            10,561,842.34      0.78
Nebraska................          166             0.50             6,320,950.92      0.47
Nevada..................          287             0.87            14,116,230.43      1.05
New Hampshire...........          187             0.57             7,394,734.35      0.55
New Jersey..............           12             0.04               545,661.11      0.04
New Mexico..............          693             2.09            32,036,048.82      2.37
New York................          504             1.52            21,374,637.16      1.58
North Carolina..........        3,172             9.58           138,820,630.00     10.28
North Dakota............          139             0.42             4,709,886.02      0.35
Ohio....................          752             2.27            32,276,098.81      2.39
Oklahoma................          829             2.50            30,624,191.96      2.27
Oregon..................          433             1.31            29,417,472.65      2.18
Pennsylvania............          465             1.41            17,968,921.55      1.33
Rhode Island............            2             0.01                49,914.65      0.00
South Carolina..........        1,391             4.20            60,413,273.30      4.48
South Dakota............          240             0.73             8,708,367.07      0.65
Tennessee...............          991             2.99            35,197,572.99      2.61
Texas...................        2,750             8.31           109,804,905.90      8.13
Utah....................          113             0.34             6,095,880.70      0.45
Vermont.................          102             0.31             5,269,202.80      0.39
Virginia................          514             1.55            19,135,368.14      1.42
Washington..............          449             1.36            29,133,834.09      2.16
West Virginia...........          471             1.42            15,163,820.03      1.12
Wisconsin...............          333             1.01            11,840,566.92      0.88
Wyoming.................          194             0.59             8,150,562.49      0.60
                               ------           ------        -----------------    ------
**Totals................       33,094           100.00%       $1,349,999,152.95    100.00%
                               ======           ======        =================    ======

     YEARS OF ORIGINATION OF INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1984....................            2                     $       19,545.96                                 *
1985....................            1                              6,517.00                                 *
1986....................          159                          1,369,407.21                               .10
1987....................          344                          3,108,991.30                               .23
1988....................            2                             33,938.75                               .00
1989....................            1                             15,023.17                                 *
1990....................            5                             96,580.76                               .01
1991....................            4                             88,910.76                               .01
1992....................            7                            178,333.90                               .01
1993....................           15                            402,052.62                               .03
1994....................           42                          1,669,585.63                               .12
1995....................           53                          2,440,721.12                               .18
1996....................           67                          3,526,397.41                               .26
1997....................          109                          7,760,861.06                               .58
1998....................       32,283                      1,329,282,286.30                             98.48
                               ------                     -----------------                            ------
   Total................       33,094                     $1,349,999,152.95                            100.00%
                               ======                     =================                            ======

*   Indicates an amount greater than zero but less than .05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                        DISTRIBUTION OF ORIGINAL INITIAL,
                  ADDITIONAL AND SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......          1,165                        $    8,898,760.78                                  .66%
    Between $10,000 and
     $19,999................          4,632                            68,285,921.78                                 5.06
    Between $20,000 and
     $29,999................          6,619                           165,481,755.74                                12.26
    Between $30,000 and
     $39,999................          6,704                           231,394,519.23                                17.14
    Between $40,000 and
     $49,999................          4,489                           200,503,751.54                                14.85
    Between $50,000 and
     $59,999................          3,421                           187,468,667.71                                13.89
    Between $60,000 and
     $69,999................          2,254                           145,712,343.32                                10.79
    Between $70,000 and
     $79,999................          1,442                           107,732,650.94                                 7.98
    Between $80,000 and
     $89,999................            928                            78,473,757.47                                 5.81
    Between $90,000 and
     $99,999................            621                            58,932,051.24                                 4.37
    Between $100,000 and
     $109,999...............            349                            36,512,303.46                                 2.70
    Between $110,000 and
     $119,999...............            191                            21,934,333.22                                 1.62
    Between $120,000 and
     $129,999...............            125                            15,508,821.28                                 1.15
    Between $130,000 and
     $139,999...............             64                             8,578,258.37                                  .64
    Between $140,000 and
     $149,999...............             35                             5,058,979.80                                  .37
    Between $150,000 and
     $159,999...............             21                             3,242,083.63                                  .24
    Between $160,000 and
     $169,999...............             10                             1,652,877.47                                  .12
    Between $170,000 and
     $179,999...............              9                             1,564 888.30                                  .12
    Between $180,000 and
     $189,999...............              5                               927,543.02                                  .07
    Between $190,000 and
     $199,999...............              2                               388,474.51                                  .03
    Between $200,000 and
     $249,999...............              8                             1,746,410.14                                  .13
                                     ------                        -----------------                               ------
       Total................         33,094                        $1,349,999,152.95                           100.00%
                                     ======                        =================                               ======

--------
(1) The largest original Contract amount is $241,882.46, which represents .02% of the aggregate principal balance of the Initial, Additional and Subsequent Contracts as of the Cut-off Date.

                 DISTRIBUTION OF ORIGINAL INITIAL, ADDITIONAL
               AND SUBSEQUENT LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................         1,313                    $   40,773,814.98                       3.02%
   61% to 65%................           394                        13,386,652.71                        .99
   66% to 70%................           655                        27,262,793.48                       2.02
   61% to 75%................           962                        40,643,110.11                       3.01
   61% to 80%................         2,665                       107,982,370.48                       8.00
   61% to 85%................         3,418                       150,561,110.87                      11.15
   86% to 90%................        10,977                       464,792,159.12                      34.44
   91% to 95%................         9,742                       391,547,048.25                      29.00
     Over 95%................         2,968                       113,050,092.95                       8.37
                                     ------                    -----------------                     ------
   Total.....................        33,094                    $1,349,999,152.95                     100.00%
                                     ======                    =================                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

               INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........            25                $    1,657,385.32                        .12%
 5.00001% to  6.00000%.......           136                     9,273,001.31                        .69
 6.00001% to  7.00000%.......         3,006                   228,987,836.45                      16.96
 7.00001% to  8.00000%.......         4,513                   258,468,204.00                      19.14
 8.00001% to  9.00000%.......         5,411                   253,631,022.99                      18.79
 9.00001% to 10.00000%.......         5,455                   216,670,780.97                      16.05
10.00001% to 11.00000%.......         5,170                   177,952,173.62                      13.18
11.00001% to 12.00000%.......         4,838                   121,712,298.85                       9.02
12.00001% to 13.00000%.......         3,074                    59,672,094.31                       4.42
13.00001% to 14.00000%.......         1,044                    17,629,434.04                       1.31
14.00001% to 15.00000%.......            38                       578,557.39                        .04
15.00001% to 16.00000%.......           307                     3,016,321.43                        .22
16.00001% to 17.00000%.......            77                       750,042.27                        .06
Over 17.00000%                            0                              .00                        .00
                                     ------                -----------------                     ------
   Total................             33,094                $1,349,999,152.95                     100.00%
                                     ======                =================                     ======


 REMAINING MONTHS TO MATURITY OF INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                24                  $      116,101.92                          0.01%
   31 to  60.................             1,057                       9,180,072.68                          0.68
   61 to  90.................               787                      11,128,916.02                          0.82
   91 to 120.................             2,137                      35,295,395.98                          2.61
  121 to 150.................               702                      14,981,553.01                          1.11
  151 to 180.................             4,284                     104,587,315.28                          7.75
  181 to 210.................               180                       6,267,816.73                          0.46
  211 to 240.................             4,876                     158,038,590.51                         11.71
  241 to 270.................                57                       2,627,632.90                          0.19
  271 to 300.................             2,751                      99,454,457.83                          7.37
  301 to 330.................                58                       2,991,881.32                          0.22
  331 to 360.................            16,181                     905,329,418.77                         67.07
                                         ------                  -----------------                        ------
   Total.....................            33,094                  $1,349,999,152.95                        100.00%
                                         ======                  =================                        ======


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